Exhibit: 99.2

Old National Bancorp
Financial Trends First Quarter 2007 April 30, 2007

Please direct inquiries to:
Christopher A. Wolking, Senior Executive Vice President & Chief Financial Officer (812) 464-1322 or Joan M. Kissel, Vice President & Corporate Controller (812) 465-7290

Notes:	-All share and per share data have been adjusted for stock dividends.

-Summations may not equal due to rounding.

-In connection with certain derivative transactions related to interest rate swap agreements, the Company restated the years ended December 31, 2003 and 2004. For additional information regarding this restatement, see Form 8-K filed on January 31, 2006.

Old National Bancorp
Financial Summary
First Quarter 2007

					2006				2007
2003	2004	2005	2006		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
				Profitability (in millions)

$65.5	$63.1	$63.8	$79.4	NET INCOME	$20.7	$20.2	$21.0	$17.5	$10.8
2.5	2.8	(14.8)	—	INCOME from Discontinued Operations (net of tax)	—	—	—	—	—
63.1	60.3	78.6	79.4	INCOME from Continuing Operations (net of tax)	20.7	20.2	21.0	17.5	10.8

				Diluted EPS

$0.93	$0.90	$0.93	$1.20	Net Income	$0.31	$0.30	$0.32	$0.27	$0.16
0.03	0.04	(0.22)	—	Income from Discontinued Operations	—	—	—	—	—
0.90	0.86	1.15	1.20	Income from Continuing Operations	0.31	0.30	0.32	0.27	0.16

				Ratios — Net Income

8.72%	8.83%	9.31%	12.43%	Return on Average Common Equity	12.68%	12.82%	13.40%	10.87%	6.74%
0.69%	0.69%	0.74%	0.97%	Return on Average Assets	1.00%	0.97%	1.04%	0.87%	0.52%

				Ratios — Income from Continuing Operations

8.40%	8.44%	11.47%	12.43%	Return on Average Common Equity	12.68%	12.82%	13.40%	10.87%	6.74%
0.66%	0.66%	0.91%	0.97%	Return on Average Assets	1.00%	0.97%	1.04%	0.87%	0.52%
60.84%	73.92%	65.43%	68.53%	Efficiency Ratio	66.91%	66.05%	67.13%	74.27%	80.17%
3.18%	3.08%	3.09%	3.15%	Net Interest Margin (FTE)	3.18%	3.18%	3.15%	3.09%	3.00%

				Capital Ratios:

				Risk-Based Capital Ratios (EOP):
11.1%	11.2%	10.6%	11.1%	Tier 1	10.7%	10.4%	11.0%	11.1%	9.7%
14.7%	14.9%	14.4%	14.5%	Total	14.5%	14.1%	14.9%	14.5%	13.0%
7.4%	7.7%	7.7%	8.0%	Leverage Ratio (to Average Assets)	7.8%	7.6%	7.9%	8.0%	7.1%

7.86%	7.83%	7.94%	7.81%	Total Equity to Assets (Averages)	7.86%	7.59%	7.78%	8.01%	7.77%

				Per Common Share Data:

0.69	0.72	0.76	0.84	Cash Dividends Declared	0.21	0.21	0.21	0.21	0.22
74%	80%	81%	70%	Dividend Payout Ratio	68%	69%	66%	79%	134%
10.31	10.16	9.61	9.66	Book Value (EOP)	9.53	9.24	9.68	9.66	9.65
20.72	24.63	21.64	18.92	Market Value (EOP)	21.64	19.97	19.10	18.92	18.18

				Other Statistics

2,842	2,565	2,572	2,568	Full Time Equivalent Employees (1)	2,542	2,527	2,518	2,568	2,572

				FTE — Fully taxable equivalent basis
				EOP — End of period actual balances
				(1) Based on the number of employees associated with continuing operations.

Old National Bancorp
INCOME STATEMENT
($ In Millions except EPS information)

Three Months		Change			First Quarter		Change
2007	2006	$	%		2007	2006	$	%
$120.5	$114.7	$5.8	5.0%	Interest Income (FTE)	$120.5	$114.7	$5.8	5.0%
64.5	55.3	9.3	16.7%	Less: Interest Expense	64.5	55.3	9.3	16.7%

56.0	59.5	(3.5)	-5.8%	Net Interest Income (FTE)	56.0	59.5	(3.5)	-5.8%

4.9	5.2	(0.3)	-5.6%	Wealth Management Fees	4.9	5.2	(0.3)	-5.6%
10.2	9.9	0.3	3.3%	Service Charges on Deposit Accounts	10.2	9.9	0.3	3.3%
10.6	11.0	(0.3)	-3.0%	Insurance Premiums and Commissions	10.6	11.0	(0.3)	-3.0%
2.9	2.3	0.6	26.5%	Investment Product Fees	2.9	2.3	0.6	26.5%
1.0	1.2	(0.3)	-20.9%	Mortgage Banking Revenue	1.0	1.2	(0.3)	-20.9%
6.6	11.9	(5.3)	-44.5%	Other Income	6.6	11.9	(5.3)	-44.5%

36.2	41.4	(5.2)	-12.6%	Total Fees, Service Charges & Other Rev.	36.2	41.4	(5.2)	-12.6%

(2.7)	(0.1)	(2.5)	N/M	Gains (Losses) Sales of Securities	(2.7)	(0.1)	(2.5)	N/M
0.0	1.6	(1.6)	-99.1%	Gains (Losses) Derivatives	0.0	1.6	(1.6)	-99.1%

33.5	42.9	(9.3)	-21.8%	Total Noninterest Income	33.5	42.9	(9.3)	-21.8%

89.6	102.4	(12.8)	-12.5%	Total Revenues (FTE)	89.6	102.4	(12.8)	-12.5%

41.3	41.3	0.0	0.1%	Salaries and Employee Benefits	41.3	41.3	0.0	0.1%
6.4	5.2	1.1	22.0%	Occupancy	6.4	5.2	1.1	22.0%
3.1	3.4	(0.3)	-9.5%	Equipment	3.1	3.4	(0.3)	-9.5%
5.1	4.6	0.4	9.8%	Data Processing	5.1	4.6	0.4	9.8%
4.7	4.6	0.1	2.6%	Marketing & Communication	4.7	4.6	0.1	2.6%
2.0	2.0	(0.0)	-0.6%	Professional Fees	2.0	2.0	(0.0)	-0.6%
9.3	7.4	1.9	25.8%	Other Expense	9.3	7.4	1.9	25.8%

71.8	68.5	3.3	4.8%	Total Noninterest Expense	71.8	68.5	3.3	4.8%

2.4	3.5	(1.1)	-30.1%	Provision for loan losses	2.4	3.5	(1.1)	-30.1%

15.3	30.4	(15.1)	-49.6%	Income before Income Taxes and Discontinued Operations (FTE)	15.3	30.4	(15.1)	-49.6%
0.3	4.6	(4.3)	-93.6%	Income Taxes on Continuing Ops.	0.3	4.6	(4.3)	-93.6%
4.2	5.1	(0.9)	-17.9%	FTE Adjustment	4.2	5.1	(0.9)	-17.9%

4.5	9.7	(5.2)	-53.4%	Total Taxes (FTE)	4.5	9.7	(5.2)	-53.4%

10.8	20.7	(9.9)	-47.8%	Income from Continuing Ops., (net of tax)	10.8	20.7	(9.9)	-47.8%
—	—	—	N/M	Income from Discontinued Ops., (net of tax)	—	—	—	N/M

$10.8	$20.7	$(9.9)	-47.8%	Net Income	$10.8	$20.7	$(9.9)	-47.8%

				Diluted EPS

$0.16	$0.31	$(0.14)	-46.6%	Income from Continuing Operations	$0.16	$0.31	$(0.14)	-46.6%
—	—	—	N/M	Income from Discontinued Operations	—	—	—	N/M

$0.16	$0.31	$(0.14)	-46.6%	Net Income	$0.16	$0.31	$(0.14)	-46.6%

				Average Common Shares Outstanding (000’s)

65,806	67,016	(1,210)	-1.8%	Basic	65,806	67,016	(1,210)	-1.8%
65,863	67,317	(1,454)	-2.2%	Diluted	65,863	67,317	(1,454)	-2.2%

66,416	67,409	(993)	-1.5%	Common Shares Outstanding (EOP) (000’s)	66,416	67,409	(993)	-1.5%

				FTE — Fully taxable equivalent basis
				EOP — End of period actual balances
				N/M = Not meaningful

Old National Bancorp
NET INCOME TRENDS
First Quarter 2007
($ In Millions except EPS information)

					2006				2007
2003	2004	2005	2006		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
$494.8	$441.0	$446.8	$471.2	Interest Income (FTE)	$114.7	$118.9	$118.8	$118.8	$120.5
214.4	185.4	206.1	239.0	Less: Interest Expense	55.3	59.3	61.7	62.7	64.5

280.4	255.7	240.7	232.2	Net Interest Income (FTE)	59.5	59.6	57.1	56.0	56.0

20.4	20.4	20.3	19.5	Wealth Management Fees	5.2	5.0	4.7	4.7	4.9
44.9	48.5	47.2	42.3	Service Charges on Deposit Accounts	9.9	10.7	10.6	11.1	10.2
22.4	32.8	35.2	41.5	Insurance Premiums and Commissions	11.0	9.5	8.8	12.3	10.6
10.6	12.0	9.0	8.7	Investment Product Fees	2.3	2.0	2.0	2.4	2.9
19.1	8.5	4.9	4.1	Mortgage Banking Revenue	1.2	0.6	1.0	1.3	1.0
23.1	27.0	45.9	34.7	Other Income	11.9	8.6	8.7	5.5	6.6

140.5	149.2	162.4	150.8	Total Fees, Service Charges & Other Rev.	41.4	36.3	35.8	37.2	36.2

23.6	2.9	0.9	1.5	Gains (Losses) Sales of Securities	(0.1)	0.1	0.8	0.8	(2.7)
8.9	10.8	(3.4)	1.5	Gains (Losses) Derivatives	1.6	0.4	(0.1)	(0.4)	0.0

172.9	162.9	159.9	153.8	Total Noninterest Income	42.9	36.8	36.6	37.6	33.5

453.4	418.5	400.6	386.0	Total Revenues (FTE)	102.4	96.4	93.7	93.6	89.6

151.4	171.9	147.8	157.6	Salaries and Employee Benefits	41.3	37.7	36.8	41.8	41.3
17.0	19.3	20.4	19.9	Occupancy	5.2	4.9	5.1	4.8	6.4
13.8	14.2	14.4	12.7	Equipment	3.4	3.2	3.1	3.1	3.1
18.9	21.6	21.2	18.0	Data Processing	4.6	4.5	4.4	4.4	5.1
22.0	20.5	18.2	19.6	Marketing & Communication	4.6	4.9	4.9	5.1	4.7
8.8	25.9	9.3	7.6	Professional Fees	2.0	1.9	1.8	1.9	2.0
44.0	36.0	30.9	29.2	Other Expense	7.4	6.5	6.8	8.4	9.3

275.8	309.4	262.1	264.6	Total Noninterest Expense	68.5	63.7	62.9	69.5	71.8

85.0	22.4	23.1	7.0	Provision for Loan Losses	3.5	3.5	—	—	2.4

92.6	86.7	115.4	114.5	Income before Income Taxes and Discontinued Operations (FTE)	30.4	29.2	30.8	24.1	15.3

4.4	2.5	15.3	15.6	Income Taxes on Continuing Ops.	4.6	3.8	5.0	2.2	0.3
25.1	23.9	21.5	19.5	FTE Adjustment	5.1	5.2	4.8	4.4	4.2

29.5	26.4	36.8	35.1	Total Taxes (FTE)	9.7	9.1	9.8	6.6	4.5

63.1	60.3	78.6	79.4	Income from Continuing Ops., (net of tax)	20.7	20.2	21.0	17.5	10.8
2.5	2.8	(14.8)	—	Income from Discontinued Ops., (net of tax)	—	—	—	—	—

$65.5	$63.1	$63.8	$79.4	Net Income	$20.7	$20.2	$21.0	$17.5	$10.8

				Diluted EPS

$0.90	$0.86	$1.15	$1.20	Income from Continuing Operations	$0.31	$0.30	$0.32	$0.27	$0.16
0.03	0.04	(0.22)	—	Income from Discontinued Operations	—	—	—	—	—

$0.93	$0.90	$0.93	$1.20	Net Income	$0.31	$0.30	$0.32	$0.27	$0.16

70,118	69,452	68,095	66,226	Average Basic Common Shares (000’s)	67,016	66,283	65,823	65,797	65,806
70,174	70,024	68,256	66,261	Average Diluted Common Shares (000’s)	67,317	66,353	65,853	65,868	65,863

				FTE — Fully taxable equivalent basis

Old National Bancorp
Balance Sheet (EOP)
First Quarter 2007
($ in Millions)

						Change from Prior Year
	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	3/31/2007 vs. 3/31/2006		12/31/2005	12/31/2004
Assets						$	%
Securities:
Treasury & Government Sponsored Agencies	$582.9	$680.2	$546.7	$652.2	$581.5	$1.4	0.2%	$509.7	$699.3
Municipals	267.0	273.3	297.2	459.6	486.6	(219.6)	-45.1%	488.4	597.6
Mortgage Backed	1,152.1	1,147.0	1,192.6	1,210.9	1,243.7	(91.6)	-7.4%	1,253.3	1,445.1
Fed Funds Sold	330.0	83.5	78.8	5.6	3.1	326.9	N/M	123.9	—
Other (1)	298.7	479.7	247.0	261.8	289.1	9.6	3.3%	298.2	283.0

Total Investments (1)	2,630.7	2,663.7	2,362.2	2,590.1	2,604.0	26.7	1.0%	2,673.5	3,025.1

Residential Real Estate Loans Held for Sale	19.0	16.6	15.9	24.1	22.0	(3.0)	-13.6%	43.8	22.5
Loans:
Commercial Loans & Leases	1,667.2	1,629.9	1,598.1	1,634.5	1,550.0	117.2	7.6%	1,553.7	1,550.6
Commercial & Agriculture Real Estate	1,454.2	1,386.4	1,406.9	1,468.5	1,500.1	(46.0)	-3.1%	1,534.4	1,653.1
Consumer:
Home Equity	281.1	284.8	294.3	306.5	315.3	(34.1)	-10.8%	337.4	363.8
Other Consumer Loans	918.0	914.1	925.0	942.4	931.8	(13.8)	-1.5%	924.4	841.8

Subtotal of Commercial & Consumer Loans	4,320.5	4,215.1	4,224.2	4,351.8	4,297.2	23.3	0.5%	4,349.9	4,409.4
Residential Real Estate	560.8	484.9	492.1	500.0	512.3	48.4	9.5%	543.9	555.4

Total Loans	4,881.2	4,700.0	4,716.3	4,851.8	4,809.5	71.7	1.5%	4,893.8	4,964.8

Total Earning Assets	7,530.9	7,380.3	7,094.4	7,466.0	7,435.5	95.4	1.3%	7,611.2	8,012.4

Allowance for Loan Losses	(71.3)	(67.8)	(71.6)	(76.4)	(76.8)	(5.5)	-7.1%	(78.8)	(85.7)
Nonearning Assets:
Cash and Due from Banks	177.6	210.3	176.6	186.5	165.0	12.6	7.6%	245.4	204.7
Premises & Equipment	54.1	122.9	123.1	193.3	195.1	(141.0)	-72.3%	199.9	212.8
Goodwill & Intangible Assets	194.4	134.2	134.7	135.2	135.8	58.6	43.1%	136.3	168.8
Other Assets	446.0	369.6	462.7	401.9	390.3	55.7	14.3%	378.1	385.4

Total Nonearning Assets	872.1	837.0	897.1	916.9	886.3	(14.2)	-1.6%	959.7	971.7

Total Assets	$8,331.6	$8,149.5	$7,919.9	$8,306.5	$8,244.9	$86.7	1.1%	$8,492.0	$8,898.3

Liabilities & Equity
Noninterest-bearing Demand Deposits	$859.4	$877.9	$844.9	$833.2	$820.1	$39.3	4.8%	$891.5	$851.2
NOW Accounts	1,635.8	1,449.2	1,328.9	1,440.7	1,458.4	177.4	12.2%	1,640.7	1,920.5
Savings Accounts	581.7	437.7	411.4	427.7	486.5	95.1	19.6%	480.4	480.4
Money Market Accounts	851.0	925.3	868.8	884.3	901.6	(50.6)	-5.6%	869.0	573.3
Other Time under $100,000	1,363.8	1,369.0	1,381.5	1,387.4	1,391.4	(27.6)	-2.0%	1,378.0	1,527.3
Other Time $100,000 & over	1,001.8	932.6	912.3	899.0	822.7	179.1	21.8%	840.9	675.8

Total Core Deposits	6,293.6	5,991.6	5,747.8	5,872.2	5,880.8	412.8	7.0%	6,100.5	6,028.6

Borrowed Funds:
Short-term Borrowings	381.0	312.9	301.5	591.4	359.3	21.6	6.0%	302.8	347.4
Brokered CD’s	316.2	329.9	336.1	333.2	337.3	(21.1)	-6.3%	365.1	390.1
Long-term Borrowings	592.5	747.5	772.2	765.9	895.8	(303.3)	-33.9%	954.9	1,307.0

Total Borrowed Funds	1,289.6	1,390.3	1,409.8	1,690.4	1,592.4	(302.8)	-19.0%	1,622.8	2,044.4

Accrued Expenses & Other Liabilities	107.8	125.2	119.5	129.2	129.4	(21.6)	-16.7%	118.8	121.2

Total Liabilities	7,691.0	7,507.1	7,277.1	7,691.8	7,602.5	88.4	1.2%	7,842.1	8,194.2

Common Stock, Surplus & Retained Earnings	660.9	667.5	663.3	659.4	670.0	(9.1)	-1.4%	671.7	699.7
Other Comprehensive Income	(20.3)	(25.1)	(20.5)	(44.8)	(27.6)	7.4	26.7%	(21.8)	4.3

Total Shareholders Equity	640.7	642.4	642.8	614.7	642.4	(1.7)	-0.3%	649.9	704.1

Total Liabilities & Shareholders Equity	$8,331.6	$8,149.5	$7,919.9	$8,306.5	$8,244.9	$86.7	1.1%	$8,492.0	$8,898.3

EOP — End of period actual balances
N/M = Not meaningful
(1) Includes money market investments.

Old National Bancorp
Balance Sheet Trends
PERIOD AVERAGES
($ in Millions)

2003	2004	2005	2006		2006				2007
					1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
				Assets
				Securities:
$629.0	$640.4	$574.1	$584.3	Treasury & Gov’t Sponsored Agencies	$539.6	$635.0	$589.9	$572.9	$648.8
667.5	638.4	536.9	408.5	Municipals	487.2	477.4	380.1	289.2	269.4
1,709.9	1,422.5	1,346.9	1,215.0	Mortgage Backed	1,251.4	1,238.2	1,199.8	1,170.3	1,161.4
4.9	68.0	12.6	50.3	Fed Funds Sold	49.3	4.2	10.1	137.7	166.7
143.8	180.4	298.4	291.9	Other (1)	293.1	274.5	250.9	349.2	356.2

3,155.1	2,949.7	2,769.0	2,550.0	Total Investments (1)	2,620.5	2,629.3	2,430.8	2,519.3	2,602.5

				Loans:
1,686.7	1,611.1	1,578.2	1,592.3	Commercial Loans & Leases	1,535.9	1,591.0	1,619.1	1,623.1	1,675.9
1,866.1	1,767.5	1,604.2	1,466.2	Commercial & Agriculture Real Estate	1,519.7	1,491.9	1,457.9	1,395.1	1,433.2
				Consumer:
295.8	348.9	357.6	307.1	Home Equity	327.1	311.3	300.6	289.3	285.1
799.8	847.6	889.9	929.7	Other Consumer Loans	927.0	938.9	933.6	919.4	915.7

4,648.3	4,575.1	4,429.9	4,295.3	Subtotal of Commercial & Consumer Loans	4,309.7	4,333.2	4,311.3	4,226.9	4,309.9
1,003.1	765.5	584.7	527.9	Residential Real Estate (2)	557.9	527.5	519.4	506.7	550.3

5,651.4	5,340.7	5,014.7	4,823.1	Total Loans (2)	4,867.6	4,860.7	4,830.7	4,733.5	4,860.3

8,806.6	8,290.4	7,783.6	7,373.1	Total Earning Assets	7,488.1	7,490.0	7,261.5	7,252.9	7,462.7

(89.1)	(97.8)	(82.9)	(76.5)	Allowance for Loan Losses	(79.1)	(77.9)	(77.0)	(71.8)	(71.0)
838.5	930.9	925.8	876.7	Nonearning Assets	880.7	884.9	881.0	860.4	849.6

$9,556.0	$9,123.5	$8,626.5	$8,173.4	Total Assets	$8,289.7	$8,296.9	$8,065.5	$8,041.5	$8,241.4

				Liabilities & Equity
$752.8	$803.1	$837.6	$800.7	Noninterest-bearing Demand Deposits	$811.3	$795.5	$793.0	$802.9	$822.5
1,504.7	1,735.6	1,754.9	1,429.8	NOW Accounts	1,506.9	1,437.7	1,360.8	1,413.6	1,542.1
479.3	471.3	485.3	441.3	Savings Accounts	489.5	444.8	415.5	415.3	539.4
612.0	587.0	695.0	886.2	Money Market Accounts	883.2	895.8	872.4	893.1	882.6
2,766.7	2,449.3	2,202.4	2,277.9	Other Time	2,233.9	2,232.9	2,311.3	2,333.4	2,347.4

6,115.5	6,046.3	5,975.2	5,835.8	Total Core Deposits	5,924.8	5,806.8	5,753.2	5,858.4	6,134.0

				Borrowed Funds:
687.6	406.1	388.2	402.2	Short-term Borrowings	298.6	530.9	461.4	318.1	375.0
296.0	375.3	376.2	338.4	Brokered CD’s	352.8	335.7	334.2	331.1	321.3
1,577.1	1,463.5	1,094.6	835.6	Long-term Borrowings	938.0	860.6	771.4	772.4	644.0

2,560.7	2,244.9	1,858.9	1,576.3	Total Borrowed Funds	1,589.4	1,727.1	1,567.0	1,421.6	1,340.2

128.8	117.8	107.1	123.0	Accrued Expenses & Other Liabilities	123.8	133.0	117.9	117.3	127.2

8,805.0	8,408.9	7,941.2	7,535.1	Total Liabilities	7,637.9	7,667.0	7,438.0	7,397.3	7,601.4

717.4	708.0	690.9	666.2	Common Stock, Surplus & Retained Earnings	671.1	663.8	664.2	665.6	666.9
33.6	6.6	(5.6)	(27.8)	Other Comprehensive Income	(19.3)	(33.8)	(36.7)	(21.4)	(26.9)

751.0	714.6	685.3	638.4	Total Shareholders Equity	651.8	630.0	627.5	644.2	640.0

$9,556.0	$9,123.5	$8,626.5	$8,173.4	Total Liabilities & Shareholders Equity	$8,289.7	$8,296.9	$8,065.5	$8,041.5	$8,241.4

				(1) Includes money market investments.
				(2) Includes residential loans held for sale.

Old National Bancorp
Interest Rate Trends (FTE basis)
PERIOD AVERAGES

2003	2004	2005	2006		2006				2007
					1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
				Earning Assets:
				Securities:
3.83%	3.18%	3.44%	4.55%	Treasury & Gov’t Sponsored Agencies	4.26%	4.49%	4.66%	4.75%	4.87%
7.02%	6.92%	6.88%	6.93%	Municipals	6.85%	6.89%	7.00%	7.05%	7.05%
4.12%	4.18%	4.24%	4.55%	Mortgage Backed	4.45%	4.57%	4.61%	4.59%	4.61%
1.15%	1.56%	4.19%	5.09%	Fed Funds Sold	4.34%	5.14%	5.40%	5.33%	5.25%
4.28%	3.62%	4.50%	5.17%	Other (1)	5.05%	5.31%	4.99%	5.29%	5.37%

4.68%	4.46%	4.61%	5.01%	Total Investments (1)	4.92%	5.05%	5.04%	5.05%	5.07%

				Loans:
5.61%	5.41%	6.39%	7.32%	Commercial Loans & Leases	7.06%	7.30%	7.48%	7.43%	7.54%
5.87%	5.70%	6.36%	7.27%	Commercial & Agriculture Real Estate	7.00%	7.22%	7.35%	7.54%	7.35%
				Consumer:
5.12%	5.17%	6.28%	8.04%	Home Equity	7.60%	8.02%	8.32%	8.29%	8.29%
8.00%	7.16%	6.93%	7.13%	Other Consumer Loans	6.96%	7.05%	7.22%	7.30%	7.40%

6.10%	5.83%	6.48%	7.31%	Subtotal of Commercial & Consumer Loans	7.05%	7.27%	7.44%	7.49%	7.50%
6.37%	5.60%	5.47%	5.54%	Residential Real Estate Loans (2)	5.41%	5.45%	5.66%	5.64%	5.73%

6.14%	5.79%	6.36%	7.12%	Total Loans (2)	6.86%	7.07%	7.25%	7.30%	7.29%

5.62%	5.32%	5.74%	6.39%	Total Earning Assets	6.18%	6.36%	6.51%	6.52%	6.51%

				Interest-bearing Liabilities:
0.90%	0.94%	1.44%	1.92%	NOW Accounts	1.80%	1.87%	1.93%	2.07%	2.34%
0.73%	0.47%	0.87%	1.28%	Savings Accounts	1.33%	1.16%	1.25%	1.39%	2.35%
0.94%	1.10%	2.71%	3.32%	Money Market Accounts	3.23%	3.19%	3.38%	3.48%	3.55%
3.96%	3.25%	3.32%	4.15%	Other Time	3.78%	3.99%	4.30%	4.51%	4.64%

2.47%	1.99%	2.36%	3.12%	Total Interest-bearing Deposits	2.87%	2.99%	3.23%	3.39%	3.56%

				Borrowed Funds:
1.06%	0.96%	2.48%	3.98%	Short-term Borrowings	3.25%	4.18%	4.26%	3.89%	4.11%
4.92%	4.71%	4.64%	4.57%	Brokered CD’s	4.35%	4.50%	4.74%	4.71%	4.74%
3.81%	4.05%	5.26%	6.03%	Long-term Borrowings	5.58%	5.91%	6.34%	6.41%	6.55%

3.20%	3.60%	4.55%	5.20%	Total Borrowed Funds	4.87%	5.10%	5.39%	5.45%	5.43%

2.71%	2.48%	2.95%	3.61%	Total Interest-bearing Liabilities	3.34%	3.53%	3.75%	3.84%	3.93%

2.91%	2.84%	2.79%	2.78%	Net Interest Rate Spread	2.83%	2.83%	2.76%	2.68%	2.58%

3.18%	3.08%	3.09%	3.15%	Net Interest Margin	3.18%	3.18%	3.15%	3.09%	3.00%

				FTE — Fully taxable equivalent basis
				(1) Includes money market investments.
				(2) Includes residential loans held for sale.

Old National Bancorp
Asset Quality (EOP)
($ in Millions)

2003	2004	2005	2006		2006				2007
					1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
$87.7	$95.2	$85.7	$78.8	Beginning Allowance for Loan Losses	$78.8	$76.8	$76.4	$71.6	$67.8

85.0	22.4	23.1	7.0	Provision for Loan Losses	3.5	3.5	—	—	2.4

—	—	—	—	Acquired from acquisition	—	—	—	—	5.7

(9.3)	0.7	—	—	Transfer to Allow. Unfunded Commitments	—	—	—	—	—

(61.6)	(41.2)	(36.1)	(27.9)	Gross Charge-offs	(7.4)	(6.4)	(4.6)	(9.6)	(7.7)
(14.7)	(4.6)	(5.3)	(2.8)	Write-downs from Loans Sold	—	—	(2.8)	—	—
8.2	13.2	11.5	12.7	Gross Recoveries	1.9	2.4	2.6	5.7	3.1

(68.1)	(32.6)	(30.0)	(18.1)	Net Charge-offs	(5.5)	(4.0)	(4.7)	(3.8)	(4.6)

$95.2	$85.7	$78.8	$67.8	Ending Allowance for Loan Losses	$76.8	$76.4	$71.6	$67.8	$71.3

1.21%	0.61%	0.60%	0.37%	Net Charge-offs / Average Loans (1)	0.46%	0.33%	0.39%	0.32%	0.38%

5,651.4	5,340.7	5,014.7	4,823.1	Average Loans Outstanding (1)	4,867.6	4,860.7	4,830.7	4,733.5	4,860.3

5,586.5	4,987.3	4,937.6	4,716.6	EOP Loans Outstanding (1)	4,831.5	4,875.9	4,732.2	4,716.6	4,900.2

1.70%	1.72%	1.60%	1.44%	Allowance for Loan Loss / EOP Loans (1)	1.59%	1.57%	1.51%	1.44%	1.46%

				Underperforming Assets:

$5.1	$2.4	$1.8	$2.1	Loans 90 Days & over (still accruing)	$1.4	$1.3	$3.1	$2.1	$0.5

				Non-performing Loans:
104.6	54.9	55.6	41.5	Nonaccrual Loans	51.4	51.7	44.9	41.5	60.4
—	—	—	0.1	Renegotiated Loans	—	0.1	0.1	0.1	0.0

104.6	54.9	55.6	41.6	Total Non-performing Loans	51.4	51.8	44.9	41.6	60.5

8.8	8.3	3.6	3.3	Foreclosed properties	2.3	2.9	4.0	3.3	3.6

$118.5	$65.6	$61.0	$47.0	Total Underperforming Assets	$55.1	$56.1	$52.1	$47.0	$64.6

1.87%	1.10%	1.13%	0.88%	Non-performing loans / EOP Loans (1)	1.06%	1.06%	0.95%	0.88%	1.23%

91%	156%	142%	163%	Allowance to Non-performing Loans	150%	147%	159%	163%	118%

2.12%	1.31%	1.24%	1.00%	Under-performing Assets / EOP Loans (1)	1.14%	1.15%	1.10%	1.00%	1.32%

9,363.2	8,898.3	8,492.0	8,149.5	EOP Total Assets	8,244.9	8,306.5	7,919.9	8,149.5	8,331.6

1.27%	0.74%	0.72%	0.58%	Under-performing Assets / EOP Assets	0.67%	0.67%	0.66%	0.58%	0.77%

				EOP — End of period actual balances
				(1) Includes residential loans held for sale.